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IMPORTANT INFORMATION ABOUT THE GT GLOBAL/AMVESCAP PLC ACQUISITION PROXY
SHAREHOLDERS WILL RECEIVE

PENDING GT GLOBAL/AMVESCAP PLC ACQUISITION
AMVESCAP PLC, the parent corporation of A I M Management Group Inc. and INVESCO PLC, has entered into an agreement to acquire GT Global and its sister divisions
- including LGT Asset Management and Chancellor LGT Asset Management, collectively known as the Asset Management Division (AMD) of Liechtenstein Global Trust.


The proposed acquisition of the AMD by AMVESCAP offers the following opportunities for Shareholders of the GT Global Funds:
-    Continuity of the objectives, policies and investment style of GT Global
     Funds.
-    An extended family of funds, including both U.S.-based and global products.
-    Expanded investment team strength to manage your investments.
- Business synergies between the two organizations, including increased product diversification, global brand enhancement and broadened geographic coverage.

BEFORE VOTING, PLEASE READ THE PROXY STATEMENT THAT WAS MAILED TO YOU FOR MORE COMPLETE INFORMATION ABOUT EACH PROPOSAL.

THE PROXY VOTE
It is not anticipated that the acquisition will change the portfolio objectives, policies and strategies of any of the GT Global Funds. However, as a result of the acquisition, it is necessary for the Shareholders of certain GT Global Funds to approve new investment management and administration agreements and sub-advisory and sub-administration agreements. At the same time, shareholders will also be asked to vote on other proposals that relate to their Fund(s).

A meeting of Shareholders of the Funds in G.T. Investment Funds, Inc., GT Global Growth Series, G.T. Investment Portfolios, Inc., GT Global Series Trust, GT Global Floating Rate Fund, Inc., and G.T. Eastern Europe Fund (the Companies), regarding the acquisition will be held on May 20, 1998. PROXIES WERE MAILED TO GT GLOBAL'S REGISTERED SHAREHOLDERS (AS OF THE MARCH 17 RECORD DATE) BEGINNING ON OR ABOUT APRIL 3, 1998.

FOR ADDITIONAL INFORMATION
If you have any questions concerning the proposals to be considered at the special meeting of GT Global Fund Shareholders on May 20, 1998, or if you need additional copies of the proxy statement, please contact GT Global Client Services at 1-800-223-2138. For Proxy Voting after you have received and read your proxy statement, call Shareholder Communications Corp. at 800-733-8481, ext. 465 between 9:00 a.m. and 11:00 p.m. EST or call your financial adviser. Please note that shareholders cannot vote by calling GT Global Client Services.

If you would like to view the proxy statements now, click on the PDF below. There is a letter from the chairman and a question and answer section included in the beginning of each proxy statement.

SUMMARY OF PROXY ISSUES                 THE SOLICITATION PROCESS

Proxy Information for Shareholders of Open-End Funds (G.T. Investment Funds, Inc., G.T. Global Growth Series, G.T. Investment Portfolios, Inc., GT Global Series Trust)
PROXY STATEMENT

Proxy Information for Shareholders of GT Global Floating Rate Fund, Inc. PROXY STATEMENT

Proxy Information for Shareholders of G.T. Global Eastern Europe Fund PROXY STATEMENT

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THE SOLICITATION PROCESS

GT Global has retained Shareholder Communications Corporation (SCC), a professional proxy solicitor, to assist with the solicitation. Sometime after April 13th, SCC may begin calling those shareholders who have not voted to remind them to do so. SCC will start with shareholders owning the largest number of shares. During these calls, shareholders will be given the opportunity to vote over the telephone.

PLEASE NOTE: Shareholders voting by telephone will be asked several questions for identification purposes, including the last four digits of their Social Security numbers.


VOTING BY MAIL, PHONE OR FAX

Shareholders may have three possible ways to vote: phone, fax or mail.

BY MAIL

All GT Global shareholders can vote by mail using the proxy card and postage-paid envelope included in the proxy that was mailed to them.

BY FAX

Shareholders may fax the proxy card to Shareholder Communications Corporation, our proxy solicitor, at 1-800-733-1885.

BY PHONE

GT Global shareholders may call in their vote to Shareholder Communications Corporation, 1-800-733-8481, ext. 465 between 9:00 a.m. and 11:00 p.m. EST.
Please note that shareholders cannot vote by calling GT Global Client Services.

DEADLINE FOR VOTING

All votes must be received prior to the Special Meeting, which will be held at 1:00 p.m. on May 20, 1998. However, to prevent additional costs from being incurred, it is important that you cast your vote as soon as possible. If we do not hear from you, you may receive a call from Shareholder Communications Corporation requesting that you vote your shares.

FOR ADDITIONAL INFORMATION

If you have any additional questions about the proxy process or would like copies of the proxy statements, please call GT Global Client Services at 800-223-2138.

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SUMMARY OF PROXY ISSUES

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 VOTING                ISSUE                             REASON
-----------------------------------------------------------------------------------------------
 ALL FUNDS             Elect Trustees/Directors.         Shareholders have the opportunity to
                                                         elect Trustees/Directors who oversee
                                                         matters relating to their Fund(s).
-----------------------------------------------------------------------------------------------
 ALL FUNDS             Approve new investment            As a result of the acquisition, the
                       management and administration     present agreements would terminate
                       agreements with A I M Advisors    automatically.  Shareholders are
                       and sub-advisory and sub-         being asked to approve the new
                       administration agreements with    agreements, which among other things
                       Chancellor LGT Asset              affect a change in investment manager
                       Management for the Fund(s).       and the establishment of sub-advisory
                                                         relationships.
-----------------------------------------------------------------------------------------------
 ALL FUNDS             Ratify selection of Coopers &     Shareholders have the opportunity to
                       Lybrand L.L.P. as Fund(s)         ratify the selection of independent
                       independent public                accountants.
                       accountants.
-----------------------------------------------------------------------------------------------
 ALL FUNDS             Approve changes to the            By changing the current restrictions,
                       fundamental investment            the funds would have the flexibility
                       restrictions of the Fund(s).      to invest in a wider range of
                                                         issuers, industries and markets with
                                                         Board approval.
-----------------------------------------------------------------------------------------------
 ALL FUNDS EXCEPT      Approve agreement and plan of     By reorganizing the Funds into
 EASTERN EUROPE FUND   reorganization for the            Delaware business trusts, the funds
                       Fund(s).                          will have more flexible forms of
                                                         organization.
-----------------------------------------------------------------------------------------------
 ALL FUNDS EXCEPT      Approve replacement plans of      By approving compensation-type 12b-1
 FLOATING RATE,        distribution with respect to      plans, the distribution arrangements
 EASTERN EUROPE AND    each Fund.                        for the GT Global Funds will be
 VARIABLES                                               comparable to the distribution
                                                         arrangements for AIM Funds.
-----------------------------------------------------------------------------------------------
 CONSUMER PRODUCTS,    Approve reorganization of         These Funds are organized in the
 FINANCIAL SERVICES,   portfolios in which certain       "master-feeder" structure.  If
 INFRASTRUCTURE,       Funds invest.                     approved, this proposal would
 NATURAL RESOURCES,                                      reorganize the portfolios in which
 HIGH INCOME,                                            the Funds invest into more flexible
 AMERICA SMALL CAP                                       Delaware business trusts.
 GROWTH, AMERICA
 VALUE AND FLOATING
 RATE FUNDS
-----------------------------------------------------------------------------------------------
 FLOATING RATE FUND    Approve amendments to the         If this proposal is approved, the
                       Trust Instruments of the          Fund would convert from a closed-end,
                       portfolio and the Fund that       continuously offered Fund to a
                       would have the effect of          closed-end interval Fund.  The
                       converting the portfolio to       interval structure allows for
                       "interval" status.                required quarterly tenders of between
                                                         five to 25 percent of the Fund's
                                                         outstanding shares and certain sales
                                                         charge waivers.
-----------------------------------------------------------------------------------------------

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